Exhibit 99.2


                             Joint Filer Information
                             -----------------------

This Statement on Form 4 is filed by Insight Capital Partners III, L.P., Insight Capital Partners III-Co-Investors, L.P., Insight Capital Partners III (Cayman), L.P., Insight Venture Associates III, LLC, Jeffrey Horing, and Jerry Murdock.

The principal business address of each of the Reporting Persons is 680 Fifth Avenue, New York, NY 10019.

Name of Designated Filer:  Insight Capital Partners III, L.P.
Date of Event Requiring Statement:  February 3, 2004
Issuer Name and Ticker or Trading Symbol:  Click Commerce, Inc. (CKCM)


                                 INSIGHT CAPITAL PARTNERS III, L.P.

                                 By:  INSIGHT VENTURE ASSOCIATES III, LLC
                                      Its General Partner


                                        By: /s/ Jeffrey Horing
                                            --------------------------------
                                                Jeffrey Horing
                                                Managing Member

                                 INSIGHT CAPITAL PARTNERS III-CO-INVESTORS, L.P.

                                 By:  INSIGHT VENTURE ASSOCIATES III, LLC
                                      Its General Partner


                                        By: /s/ Jeffrey Horing
                                            --------------------------------
                                                Jeffrey Horing
                                                Managing Member

                                 INSIGHT CAPITAL PARTNERS III (CAYMAN), L.P.

                                 By:  INSIGHT VENTURE ASSOCIATES III, LLC
                                      Its General Partner


                                        By: /s/ Jeffrey Horing
                                            --------------------------------
                                                Jeffrey Horing
                                                Managing Member

                                 INSIGHT VENTURE ASSOCIATES III, LLC

                                        By: /s/ Jeffrey Horing
                                            --------------------------------
                                                Jeffrey Horing
                                                Managing Member


                                        By: /s/ Jeffrey Horing
                                            --------------------------------
                                                Jeffrey Horing


                                        By: /s/ Jerry Murdock
                                            --------------------------------
                                                Jerry Murdock